SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 1, 2005

REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)

Florida		59-3191743
(State or other	001-12298	(IRS Employer
jurisdiction of incorporation)	(Commission File Number)	Identification No.)

121 West Forsyth Street, Suite 200	32202
Jacksonville, Florida
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:           (904)-598-7000

Not Applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

        [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY AMENDED ITEM 9.01 IS REPORTED HEREIN.

The registrant hereby voluntarily amends its Current Report on Form 8-K dated June 1, 2005, as amended by its Form 8-K/A filed on July 20, 2005, in order to provide an unaudited pro forma consolidated statement of operations for the year ended December 31, 2005.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Audited Combined Historical Summary of Revenue and Certain Expenses for the Year Ended December 31, 2004 and the unaudited Historical Summaries of Combined Revenue and Certain Expenses for the Three Months Ended March 31, 2005 and 2004 (previously filed).

(b)	Pro Forma Financial Information.

(i)	Unaudited Pro Forma Balance Sheet as of March 31, 2005 and unaudited Pro Forma Consolidated Statements of Operations for the three months ended March 31, 2005 and the year ended December 31, 2004 (previously filed).

(ii)	Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 2005 (attached as Exhibit 99.3).

(d)	Exhibits.

Exhibit	Description
10.1	$275,000,000 Credit Agreement dated as of June 1, 2005 by and among Regency Centers, L.P. as
Borrower, Regency Centers Corporation as Guarantor, each of the Lenders signatory thereto, and
Wells Fargo Bank, National Association, as Agent (incorporated by reference to Exhibit 10(s) to the registrant's Form 10-K for the year ended December 31, 2005).
10.2	Amended and Restated Limited Liability Company Agreement dated as of June 1, 2005 by and among
Regency Centers, L.P., Macquarie CountryWide (US) No. 2 LLC, Macquarie-Regency Management, LLC,
Macquarie CountryWide (US) No. 2 Corporation and Macquarie CountryWide Management Limited
(incorporated by reference to Exhibit 10(t) to the registrant's Form 10-K for the year ended
December 31, 2005).
10.3	Purchase Agreement and Amendment to Amended and Restated Limited Liability Agreement relating to Macquarie CountryWide-Regency II, L.L.C. dated as of January 13, 2006 among Macquarie
CountryWide (US) No. 2 LLC, Regency Centers, L.P. and Macquarie-Regency Management, LLC
(incorporated by reference to Exhibit 10.1 to the registrant's 10-K for the quarter ended
March 31, 2006).

23.1	Consent of PricewaterhouseCoopers, LLP (incorporated by reference to Exhibit 23.1 to the registrant's Form 8-K/A filed on July 20, 2005).
99.1	Unaudited Pro Forma Balance Sheet as of March 31, 2005 and unaudited Pro Forma Consolidated
Statements of Operations for the three months ended March 31, 2005 and the year ended
December 31, 2004 (incorporated by reference to Exhibit 99.1 to the registrant's Form 8-K/A filed on July 20, 2005).
99.2	Audited Combined Historical Summary of Revenue and Certain Expenses for the Year Ended December
31, 2004 and the unaudited Historical Summaries of Combined Revenue and Certain Expenses for
the Three Months Ended March 31, 2005 and 2004 (incorporated by reference to Exhibit 99.2 to the registrant's Form 8-K/A filed on July 20, 2005).
99.3	Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION (registrant)
Date: May 17, 2006	By: /s/ J. Christian Leavitt
J. Christian Leavitt, , Senior Vice President
and Chief Accounting Officer

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